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                                                                       EXHIBIT 6

                             TRANSCANADA CORPORATION

                              450 - 1st Street S.W.
                            Calgary, Alberta, Canada
                                     T2P 5H1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                      REGARDING PERIODIC REPORT CONTAINING
                              FINANCIAL STATEMENTS


I, Harold N. Kvisle, the Chief Executive Officer of TransCanada Corporation (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, in connection with the Company's Quarterly Report as filed on Form 6-K for the period ended September 30, 2003 with the Securities and Exchange Commission (the "Report"), that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                     /s/ Harold N. Kvisle
                                                     ---------------------------
                                                     Harold N. Kvisle
                                                     Chief Executive Officer
                                                     October 27, 2003